CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit U.S. Government Securities Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit U.S. Government Securities Fund, Inc. for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit U.S. Government Securities Fund, Inc. for the periods presented in the report.


/s/ Eugene C. Sit                          /s/ Paul E. Rasmussen
---------------------------------          ---------------------------------
Eugene C. Sit                              Paul E. Rasmussen
Chairman                                   VP, Treasurer
Sit U.S. Government Securities             Sit U.S. Government Securities
Fund, Inc.                                 Fund, Inc.

Dated: May 27, 2004
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A signed original of this written statement required by Section 906 has been provided by Sit U.S. Government Securities Fund, Inc. and will be retained by Sit U.S. Government Securities Fund, Inc. and furnished to the SEC or its staff upon request.